UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2017

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07          Submission of Matters to a Vote of Security Holders.

Adaptimmune Therapeutics plc (the “Company”) held its annual general meeting (the “Annual Meeting”) on June 21, 2017. There were approximately 561,063,526 ordinary shares entitled to vote at the Annual Meeting based on the number of issued ordinary shares outstanding as of June 19, 2017, of which approximately 401,796,380 were held in the name of Citibank, N.A., which issues Company-sponsored American Depositary Receipts (“ADRs”) evidencing American Depositary Shares (“ADSs”) each of which, in turn, represents six ordinary shares. Of the ordinary shares entitled to vote, holders representing 459,010,210 shares, or approximately 81.81%, were present in person or by proxy at the Annual Meeting. In accordance with the Company’s Articles of Association, the presence, in person or by proxy, of one or more shareholders holding one third of the issued share capital as of June 21, 2017 would constitute a quorum for the transaction of business at the Annual Meeting.

The matters set forth below were voted on at the Annual Meeting. Detailed descriptions of these matters and voting procedures applicable to these matters at the Annual Meeting are contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2017. All matters were approved by a show of hands in accordance with the Company’s Articles of Association. Set forth below are the total number of proxy votes received for and against each matter, as well as the total number of proxy abstentions (or votes withheld) received and broker non-votes with respect to each matter. Abstentions and broker non-votes had no effect on the vote outcome.

Resolution 1 — Ordinary Resolution to re-elect Ms. Barbara Duncan as a Director:

For	Against	Abstain	Broker Non-Votes
403,765,192	44,378,256	10,866,762	101,338,982

Resolution 2 — Ordinary Resolution to re-elect Mr. Giles Kerr as a Director:

For	Against	Abstain	Broker Non-Votes
458,838,520	154,428	17,262	101,338,982

Resolution 3 — Ordinary Resolution to re-elect Dr. Tal Zaks as a Director:

For	Against	Abstain	Broker Non-Votes
458,830,420	159,528	20,262	101,338,982

Resolution 4 — Ordinary Resolution to re-elect Dr. Ali Behbahani as a Director:

For	Against	Abstain	Broker Non-Votes
458,842,312	150,636	17,262	101,338,982

Resolution 5 — Ordinary Resolution to re-elect Dr. Peter Thompson as a Director:

For	Against	Abstain	Broker Non-Votes
458,874,568	118,380	17,262	101,338,982

Resolution 6 — Ordinary Resolution to re-appoint KPMG LLP as the Company’s U.K. statutory auditors under the U.K. Companies Act 2006, to hold office until the conclusion of the next general meeting of shareholders at which the U.K. statutory accounts and reports are presented:

For	Against	Abstain	Broker Non-Votes
458,885,038	110,100	15,072	101,338,982

Resolution 7 — Ordinary Resolution to authorize the Audit Committee to determine the Company’s U.K. statutory auditors’ remuneration for the fiscal year ended December 31, 2017:

For	Against	Abstain	Broker Non-Votes
458,892,004	77,454	40,752	101,338,982

Resolution 8 — Ordinary Resolution to receive the U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2016 and to note that the Directors do not recommend the payment of any dividend for the year ended December 31, 2016:

For	Against	Abstain	Broker Non-Votes
458,874,304	95,154	40,752	101,338,982

Resolution 9 — Ordinary Resolution to receive and approve the Company’s U.K. statutory Directors’ remuneration report for the year ended December 31, 2016:

For	Against	Abstain	Broker Non-Votes
458,824,642	162,498	23,070	101,338,982

Resolution 10 — Ordinary Resolution to authorize the Directors, in accordance with section 551 of the U.K. Companies Act 2006 (the “2006 Act”), to allot ordinary shares of £0.001 nominal value each in the Company (“ordinary shares”) or grant rights to subscribe for or to convert any security into ordinary shares:

For	Against	Abstain	Broker Non-Votes
438,287,824	20,696,046	26,340	101,338,982

Resolution 11 — Special Resolution to authorize the Directors to allot ordinary shares for cash or to grant rights to subscribe for or to convert any security into ordinary shares under section 570 of the 2006 Act as if section 561(1) of the 2006 Act did not apply to such allotment:

For	Against	Abstain	Broker Non-Votes
374,722,082	72,288,168	11,999,960	101,338,982

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: June 21, 2017	By:	/s/ Margaret Henry
		Name:	Margaret Henry
		Title:	Corporate Secretary